Exhibit 10.1

ESSENTIENT, INC.

2010 STOCK OPTION AND GRANT PLAN

SECTION 1.         GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Essentient, Inc. 2010 Stock Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons (including prospective employees, but conditioned on their employment) of Essentient, Inc., a Delaware corporation (including any successor entity, the “Company”), and any Subsidiary, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, that except to the extent explicitly provided to the contrary, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Holder, (ii) the Holder being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Holder’ s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (iii) the Holder being subject to a transfer of its Issued Shares or Award(s) by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any of the Company’s current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his or her assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nondisclosure and/or assignment of inventions.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Effective Date” means the date on which the Plan is adopted as set forth on the final page of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method not inconsistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company or (ii) a change of more than 50 miles in the geographic location at which the grantee provides services to the Company.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Issued Shares, the Person holding such Award or Issued Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.

“Issued Shares” means, collectively, all outstanding Shares issued pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Restricted Stock Units and all Option Shares.

“NASDAQ” means the NASDAQ Stock Market LLC.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Option Shares” means outstanding shares of Stock that were issued to a Holder upon the exercise of a Stock Option.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Issued Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Repurchase Event” means (i) a Termination Event in which an Award Recipient’s Service Relationship with the Company or its Subsidiaries is terminated for Cause, (ii) a Sale Event or (ii) the Holder’s Bankruptcy.

“Restricted Stock Award” means Awards granted pursuant to Section 6 and “Restricted Stock” means Shares granted pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or stock as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation involving the Company in which the shares of voting stock of the Company outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction which represent less than 50 percent of the outstanding voting power of such surviving or resulting entity, (iv) the acquisition of all or a majority of the outstanding voting stock of the Company in a single transaction or a series of related transactions by a Person or group of Persons, or (v) any other acquisition of the business of the Company, as determined by the Board; provided, however, that the Company’s Initial Public Offering, any subsequent public offering or another capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part- time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.001 per share, of the Company. “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily.  The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and

“Unrestricted Stock” means Shares granted pursuant to such Awards.

SECTION 2.                            ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two Directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b)           Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)                to select the individuals to whom Awards may from time to time be granted;

(ii)               to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)              to determine the number of shares of Stock to be covered by any Award and, subject to the provisions of Section 5(a)(i) below, the price, exercise price, conversion ratio or other price relating thereto;

(iv)              to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)               to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)              to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)             subject to any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)            at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)           Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award. To the extent permitted by the Committee, Award Agreements may be executed electronically by the Award recipient.

(d)           Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws (each, as may be amended or restated in the future), or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)           Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3.                            STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a)           Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 250,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and equitable or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)           Sale Events.

(i)            Options.

(A)          In the case of and subject to the consummation of a Sale Event, the Plan and all Options issued hereunder shall terminate upon the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of Options theretofore granted by the successor entity, or the substitution of such Options with new Options of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B)          In the event of the termination of the Plan and all Options issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all such Options which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C)          Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested Options.

(ii)           Option Shares. Unless otherwise provided in an Award Agreement, in the case of and subject to the consummation of a Sale Event, Option Shares shall be subject to the repurchase right set forth in Section 9(c)(i).

(iii)          Restricted Stock and Restricted Stock Unit Awards.

(A)          In the case of and subject to the consummation of a Sale Event, all Restricted Stock and Restricted Stock Unit Awards issued hereunder shall be forfeited immediately prior to the effective time of any such Sale Event unless provision is made in connection with the Sale Event for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with an equitable or proportionate adjustment as to the number and kind of shares subject to such Awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B)          In the event of the forfeiture of shares of Restricted Stock issued hereunder pursuant to Section 3(c)(iii)(A), such shares of Restricted Stock shall be repurchased from the Holder thereof at a price per share equal to the lower of the original per share purchase price paid by the recipient (subject to adjustment as provided in Section 3(b)) or the current Fair Market Value of such shares, determined immediately prior to the effective time of the Sale Event.

(C)          Notwithstanding anything to the contrary in Section 3(c)(iii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Restricted Stock or Restricted Stock Unit Awards in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of shares of Stock subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

(iv)          Unrestricted Stock Awards. Unless otherwise provided in an Award Agreement, any shares of Unrestricted Stock shall be treated in a Sale Event the same as all other Shares then outstanding.

SECTION 4.         ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons (including prospective employees, but conditioned on their employment) of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that an Incentive Stock Option may be granted only to a person who, at the time the Incentive Stock Option is granted, is an employee of the Company or any Subsidiary.

SECTION 5.         STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into a Stock Option Award Agreement. The terms and conditions of each such Stock Option Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.

Stock Options granted under the Plan may be either Incentive Stock Options or Non- Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a)           Terms of Stock Options. The Committee in its discretion may grant Stock Options to eligible officers, employees, directors, Consultants and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i)            Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii)           Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii)          Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit an optionee to exercise all or a portion of a Stock Option immediately at grant; provided that the Option Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option and the optionee shall be required to enter into a Restricted Stock Award Agreement and any other similar documentation required by the Company as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any such shares unless and until a Stock Option shall have been exercised pursuant to the terms hereof and the optionee’s name shall have been entered on the books of the Company as a stockholder.

(iv)          Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Option Award Agreement:

(A)          In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B)          If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(C)          If permitted by the Committee and the Initial Public Offering has occurred (or the Stock otherwise becomes publicly-traded), by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; and

(D)          If permitted by the Committee, with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for shares of Stock so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate (or notation on any book entry) representing the shares to evidence the foregoing restrictions, (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option, and (iv) if required by the Company, the optionee shall have entered into any stockholders’ agreements or other agreements with the Company and/or certain other stockholders of the Company relating to shares of the Stock. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b)           Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.         RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) to an eligible person under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees, all of whom must be eligible persons under Section 4 hereof.

(b)           Rights as a Stockholder. Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Shares of Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Restricted Stock Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c)           Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement. Except as may otherwise be provided by the Committee either in the

Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if any, if a grantee’s employment (or other Service Relationship) with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Restricted Stock Award Agreement.

(d)           Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Restricted Stock Award Agreement.

SECTION 7.         UNRESTRICTED STOCK AWARDS.

The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 8.         RESTRICTED STOCK UNITS

(a)           Nature of Restricted Stock Units. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre- established performance goals and objectives and/or other such criteria as the Committee may determine. The grant of Restricted Stock Unit(s) is contingent on the grantee executing a Restricted Stock Unit Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s), shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement.

(b)           Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to shares of Stock, if any, acquired upon settlement of a Restricted Stock Unit. A grantee shall not be deemed to have acquired any such shares unless and until a Restricted Stock Unit shall have been settled in Stock pursuant to the terms hereof, the Company shall have issued and delivered a certificate representing the shares to the grantee, and the grantee’s name shall have been entered in the books of the Company as a stockholder.

(c)           Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and any Subsidiary for any reason.

SECTION 9. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a)                                 Restrictions on Transfer.

(i)            Non-Transferability of Stock Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

(ii)           Issued Shares. No Issued Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) such transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) such transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and (iii)     the transferee consents in writing to be bound by the provisions of the Plan, including this Section 9. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of Issued Shares. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Issued Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply only with respect to the original recipient):

(A)          Transfers to Permitted Transferees. The Holder may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that following such sale, assignment, transfer or gift, such Issued Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company. Notwithstanding the foregoing, the Holder may not sell, assign, transfer or give any or all of the Issued Shares to any Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B)          Transfers Upon Death. Upon the death of the Holder, any Issued Shares then held by the Holder at the time of such death and any Issued Shares acquired thereafter by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(b)           Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of such Holder’s Issued Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Issued Shares which the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of the Plan. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders’ agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to shares of the Stock, (i) the transferring Holder shall comply with the requirements of such stockholders’ agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders’ agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c)                                  Company’s Right of Repurchase.

(i)            Right of Repurchase for Option Shares. The Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Option Shares some or all (as determined by the Company) of the Option Shares held or subsequently acquired upon exercise of a Stock Option by such Holder at the price per share specified below. Such repurchase right may be exercised by the Company within the later of (A) six months following the date of such Repurchase Event or (B) seven months after the acquisition of such Option Shares upon exercise of a Stock Option (the “Option Shares Repurchase Period”). The “Option Shares Repurchase Price” shall be equal to the Fair Market Value of the Option Shares, determined as of the date the Committee elects to exercise its repurchase rights in connection with a Repurchase Event.

(ii)           Right of Repurchase With Respect to Restricted Stock and Shares issued pursuant to an Unrestricted Stock Award or Restricted Stock Unit Award. Unless otherwise set forth in the agreement entered into by the recipient and the Company in connection with a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award, the Company or its assigns shall have the right and option upon a Repurchase Event to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award, Unrestricted Stock Award or Restricted Stock Unit Award some or all (as determined by the Company) of such Issued Shares at the price per share specified below.  In addition, upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Issued Shares received pursuant to a Restricted Stock Award any Issued Shares which have not vested as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Repurchase Event or Termination Event as applicable (the “Non-Option Shares Repurchase Period”). The “Non-Option Shares Repurchase Price” shall be (i) in the case of Issued Shares which are vested as of the date of the Repurchase Event, the Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event and (ii) in the case of Issued Shares which have not vested as of the date of the Repurchase Event or Termination Event (as applicable), the lower of the original per share purchase price paid by the recipient subject to adjustment as provided in Section 3(b) or the current Fair Market Value of such Issued Shares as of the date the Company elects to exercise its repurchase rights in connection with a Repurchase Event or Termination Event (as applicable).

(iii)          Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the Option Shares Repurchase Period or Non-Option Shares Repurchase Period, as applicable, of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the Option Shares Repurchase Price or the Non-Option Shares Repurchase Price, as applicable; provided, however, that the Company may pay the Option Shares Repurchase Price or Non-Option Shares Repurchase Price, as applicable, by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d)           Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to enter into a Sale Event in a bona fide negotiated transaction (a “Sale”), with any non-Affiliate of the Company or any majority stockholder (in each case, the “Buyer”), a Holder of Issued Shares, including any Permitted Transferees, shall be obligated to and shall upon the written request of the Company or the Majority Shareholders: (i) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Holder’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of an Option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (ii) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Company, the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 9(d).

(e)                                  Escrow Arrangement.

(i)            Escrow. In order to carry out the provisions of Sections 9(b), (c) and (d) of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 9(e).

(ii)           Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that a Holder, any Permitted Transferees or any other Person is required to sell a Holder’s Issued Shares pursuant to the provisions of Sections 9(b), (c), or (d) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder, any Permitted Transferees or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 9(b), (c) or (d), such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(f)            Lockup Provision. A Holder agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter reflecting the agreement set forth in this Section 9(f).

(g)           Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s Stock, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Issued Shares.

(h)                                 Termination. The terms and provisions of Section 9(b), Section 9(c) (except for the Company’s right to repurchase unvested Restricted Stock Awards upon a Termination Event) and Section 9(d) shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or a successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on any national security exchange.

SECTION 10. TAX WITHHOLDING

(a)           Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock. Subject to approval by the Committee, the Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 11. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.

SECTION 12. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award.  The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Awards and by granting such holders new Awards in replacement of the cancelled Awards. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c).

SECTION 13. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award or Awards.

SECTION 14. GENERAL PROVISIONS

(a)           No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)           Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided, that stock certificates to be held in escrow pursuant to Section 9(e) of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c)           No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d)           Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)           Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f)            Legend. Any certificate(s) representing the Issued Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in the Essentient, Inc. 2010 Stock Option and Grant Plan and any agreement entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

SECTION 15. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by the stockholders in accordance with applicable state law, and the Company’s certificate of incorporation and bylaws (each, as may be amended or restated in the future) within 12 months thereafter. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 16. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

DATE APPROVED BY THE BOARD OF DIRECTORS:                        December 23, 2010

DATE APPROVED BY THE STOCKHOLDERS:                                                              April 8, 2011

ESSENTIENT, INC.

AMENDMENT NO. 1 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Direetors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the ‘‘Plan”) of the Corporation on Deeember 23, 2010; and

WHEREAS, the Board of Directors and the stoekholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is amended as follows:

1.                                       Amendment of the Plan

1.01.       Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,250,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exereise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stoek may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stoek or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                                                                     Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its prineiples of confliets of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                  April 8, 2011

APPROVED BY STOCKHOLDERS:                            April 8, 2011

ESSENTIENT, INC.

AMENDMENT NO. 2 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010 and approved an Amendment No.1 thereof on April 8, 2011; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No.2.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,254,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 March 2, 2012

APPROVED BY STOCKHOLDERS:                           December 13, 2012

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 3 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Pronutria, Inc. (f/k/a Essentient, Inc.) (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010 and approved an Amendment No.1 thereof on April 8, 2011;

WHEREAS, the Board of Directors approved an Amendment No.2 thereof on March 2, 2012; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No.3.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,354,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 11/6/2012

APPROVED BY STOCKHOLDERS:                           12/13/2012

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 4 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, and Amendment No. 3 thereof on November 6, 2012; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No.4.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,563,971 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 June 26, 2013

APPROVED BY STOCKHOLDERS:                           October 1, 2013

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 5 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, and Amendment No. 4 thereof on June 26, 2013; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 5.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,354,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 10/2/2013

APPROVED BY STOCKHOLDERS:                           10/2/2013

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 6 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, and Amendment No. 5 thereof on October 2, 2013; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 6.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,754,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS: March 7, 2014

APPROVED BY STOCKHOLDERS: March 7, 2014

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 7 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Essentient, Inc. (the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, and Amendment No. 6 thereof on March 7, 2014; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 7.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,154,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 June 18, 2014

APPROVED BY STOCKHOLDERS:                           June 18, 2014

PRONUTRIA, INC. (f/k/a ESSENTIENT, INC.)

AMENDMENT NO. 8 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Pronutria, Inc. (f/k/a Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 on June 18, 2014; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 8.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 3,889,713 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 October 3, 2014

APPROVED BY STOCKHOLDERS:                           October 3, 2014

PRONUTRIA BIOSCIENCES, INC. (f/k/a PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 9 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Pronutria, Biosciences, Inc. (f/k/a Pronutria, Inc. and Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 on June 18, 2014, and Amendment No. 8 on October 3, 2014; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 9.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,878,071 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.       Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.       Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 October 29, 2015

APPROVED BY STOCKHOLDERS:                           October 29, 2015

PRONUTRIA BIOSCIENCES, INC. (f/k/a PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 10 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Pronutria, Biosciences, Inc. (f/k/a Pronutria, Inc. and Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014 and Amendment 9 thereof on October 29, 2015; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 10.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,278,071 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.   Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.   Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                 March 29, 2016

APPROVED BY STOCKHOLDERS:                           February 23, 2017

AXCELLA HEALTH INC. (f/k/a PRONUTRIA BIOSICENCES, INC., PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 11 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Axcella Health Inc. (f/k/a Pronutria Biosciences, Inc., Pronutria, Inc. and Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014, Amendment No. 9 thereof on October 29, 2015 and Amendment No. 10 thereof on February 23, 2017; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 11.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,828,071 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.                     Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.                     Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                                                   August 10, 2017

APPROVED BY STOCKHOLDERS:                                                                                 September 7, 2017

2

AXCELLA HEALTH INC. (f/k/a PRONUTRIA BIOSICENCES, INC., PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 12 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Axcella Health Inc. (f/k/a Pronutria Biosciences, Inc., Pronutria, Inc. and Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014, Amendment No. 9 thereof on October 29, 2015, Amendment No. 10 thereof on February 23, 2017, and Amendment No. 11 thereof on September 7, 2017; and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 12.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 7,418,071 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.                     Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.                     Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                                                   December 21, 2017

APPROVED BY STOCKHOLDERS:                                                                                 February 6, 2018

2

AXCELLA HEALTH INC. (f/k/a PRONUTRIA BIOSICENCES, INC., PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 13 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Axcella Health Inc. (f/k/a Pronutria Biosciences, Inc., Pronutria, Inc. and Essentient, Inc., the “Corporation”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Corporation on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014, Amendment No. 9 thereof on October 29, 2015, Amendment No. 10 thereof on February 23, 2017, and Amendment No. 11 thereof on September 7, 2017; Amendment No. 12 on December 21, 2017 and

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment No. 13.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 9,147,762 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.                     Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.                     Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                                                   June 22, 2018

APPROVED BY STOCKHOLDERS:                                                                                 June 27, 2018

2

AXCELLA HEALTH INC. (f/k/a PRONUTRIA BIOSICENCES, INC., PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 14 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Axcella Health Inc. (f/k/a Pronutria Biosciences, Inc., Pronutria, Inc. and Essentient, Inc., the “Company”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Company on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014, Amendment No. 9 thereof on October 29, 2015, Amendment No. 10 thereof on February 23, 2017, and Amendment No. 11 thereof on September 7, 2017; Amendment No. 12 on December 21, 2017, Amendment No. 13 on June 22, 2018 and

WHEREAS, the Board of Directors and the stockholders of the Company have determined that it is in the best interest of the Company to amend the Plan as set forth in this Amendment No. 14.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 9,587,762 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.                     Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.                     Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                                                   October 2, 2018

APPROVED BY STOCKHOLDERS:                                                                                 October 24, 2018

AXCELLA HEALTH INC. (f/k/a PRONUTRIA BIOSICENCES, INC., PRONUTRIA, INC. and ESSENTIENT, INC.)

AMENDMENT NO. 15 TO

2010 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Axcella Health Inc. (f/k/a Pronutria Biosciences, Inc., Pronutria, Inc. and Essentient, Inc., the “Company”) approved and adopted the 2010 Stock Option and Grant Plan (the “Plan”) of the Company on December 23, 2010, and approved Amendment No.1 thereof on April 8, 2011, Amendment No. 2 thereof on March 2, 2012, Amendment No. 3 thereof on November 6, 2012, Amendment No. 4 thereof on June 26, 2013, Amendment No. 5 thereof on October 2, 2013, Amendment No. 6 thereof on March 7, 2014, Amendment No. 7 thereof on June 18, 2014, Amendment No. 8 thereof on October 3, 2014, Amendment No. 9 thereof on October 29, 2015, Amendment No. 10 thereof on February 23, 2017, and Amendment No. 11 thereof on September 7, 2017; Amendment No. 12 on December 21, 2017, Amendment No. 13 on June 22, 2018, Amendment No. 14 on October 24, 2018 and

WHEREAS, the Board of Directors and the stockholders of the Company have determined that it is in the best interest of the Company to amend the Plan as set forth in this Amendment No. 15.

NOW, THEREFORE, the Plan is amended as follows:

1.                                      Amendment of the Plan

1.01.                     Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 11,087,762 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, withheld upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise), in each case shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2.                                      Miscellaneous.

2.01.                     Effect.  Except as amended hereby, the Plan shall remain in full force and effect.

2.02.                     Defined Terms.  All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.                     Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

ADOPTED BY BOARD OF DIRECTORS:                                                              March 11, 2019

APPROVED BY STOCKHOLDERS:                                                                                            March 11, 2019